UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Volumetric Fund, Inc.

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Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637 / 800-541-FUND

Dear Shareholder:                                              March 18, 2022

It is our pleasure to invite you to participate in the 2022 Annual Meeting of Shareholders (the “Meeting”) via teleconference on Thursday, April 28, 2022, at 11:00 a.m. (EDT). Due to the current Covid-19 pandemic, in reliance upon the relief granted under Section 602(a) of the New York Business Corporation Law, and for the safety of everyone, the Meeting will be held via teleconference, in a listen only mode. Shareholders may submit their written questions or comments, for the Meeting, on the proxy ballot they return. No in-person annual meeting of shareholders will be held this year. The Meeting is only for current Volumetric Fund, Inc. shareholders.

Shareholders that are interested in attending the call must indicate this on their enclosed proxy voting form so, you may be placed on the attendees list when calling into the Meeting. When you call into the Meeting, a person will confirm that your name is on the list of attendees and your identity. If you do not indicate your intent to attend the Meeting in advance, the operator will not grant you access to the Meeting. The call-in details are:

Teleconference Call-in Information

Volumetric Fund, Inc. Annual Meeting of Shareholders

Tollfree Phone: 888-220-8451   Meeting ID 2539086

Preregistration is required and must be indicated on the enclosed Proxy Election Ballot

Only shareholders that registered to attend will be admitted into the Meeting by the operator.

At the Meeting, we will report on Volumetric Fund Inc.’s 2022 performance. In addition, as described in the accompanying Notice and Proxy Statement, you will be asked to: (i) elect nine directors, (ii) ratify the appointment of BBD, LLP, as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2022 and (iii) approve a new investment advisory agreement with Volumetric Advisers, Inc to continue serving as the adviser of the Volumetric Fund, Inc.

A proxy is enclosed with the notice of Meeting and the proxy statement. The vote of every shareholder is important. Therefore, regardless of whether or not you plan to participate in the Meeting, we would appreciate that you sign, date and return the proxy ballot to us promptly in the enclosed envelope. Shareholders also have the option to vote by internet at www.proxypush.com/VOLMX or phone by calling toll-free 866-460-4704. Since the call will be in listen only mode, any questions, you may have for the Meeting, should be written on the proxy ballot that is returned to Volumetric Fund, Inc. In addition, please indicate on the proxy ballot if you plan to attend.

May you and your family stay safe and healthy.

Sincerely,

Irene J. Zawitkowski, Chair and CEO

VOLUMETRIC FUND, INC.

Notice of Annual Meeting of Shareholders

April 28, 2022

The Annual Meeting of Shareholders (the “Meeting”) of Volumetric Fund, Inc., a New York Corporation, will be held on Thursday, April 28, 2022, at 11:00 a.m. (EDT), via teleconference, for the following purposes:

1.To elect nine (9) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

2.To ratify the Board of Director’s selection of the firm of BBD, LLP, as the independent registered accounting firm of the Fund for the fiscal year ending December 31, 2022;

3.To vote upon the new Investment Advisory Agreement between Volumetric Advisers, Inc and Volumetric Fund, Inc.; and

4.To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on Thursday, March 17, 2022, will be entitled to receive this notice and to vote at the Meeting.

By Order of the Board of Directors

Pearl River, New YorkJeffrey Gibs

March 18, 2022President and Secretary

SHAREHOLDERS ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY THAT IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED PREPAID ENVELOPE IN RETURNING YOUR PROXY.

VOLUMETRIC FUND, INC.

87 Violet Drive

Pearl River, New York 10965

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2022

The accompanying proxy is solicited by the Board of Directors of Volumetric Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held on April 28, 2022, and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting and at any adjournments thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the Meeting of a shareholder who has signed the proxy does not alone revoke the proxy. The proxy may be revoked by a later dated proxy or notice to the Secretary at the Meeting.

At the Meeting, shareholders will be asked to:

1.To elect nine (9) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

2.To ratify the Board of Director’s selection of BBD, LLP, as the independent registered accounting firm of the Fund for the fiscal year ending December 31, 2022;

3.To vote upon the new Investment Advisory Agreement between Volumetric Advisers, Inc and Volumetric Fund, Inc.; and

4.To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business day on Thursday, March 17, 2022 (“Record Date”), will be entitled to vote at the Meeting. Each share of stock is entitled to one vote. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 22, 2022.

At the close of business day on the Record Date, the Fund had 1,705,288.816 shares of common stock outstanding.

The Fund will furnish, without charge, a copy of the annual report and/or semi-annual report to a shareholder, upon request to:

Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965; phone: 800-541-FUND; or website: https://www.volumetric.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON EACH PROPOSAL.

1.ELECTION OF DIRECTORS

The Board of Directors (collectively the “Directors”) recommends that nine nominees for director to be elected at the Meeting, each to hold office until next year’s annual meeting and until the election and qualification of a successor. The election of directors requires the affirmative vote of the holders of a plurality of the Common Stock voting at the Meeting. It is intended that proxies in the accompanying form which do not withhold authority to vote for any or all the nominees will be voted for the election of directors named below. Should any nominee become unable or unwilling to serve as a director, the proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees who are not candidates. The Board of Directors has no reason to believe that any nominee will be unavailable for election when the election occurs.

Directors who are not "interested persons" (as that term is defined in the 1940 Act) (the “Independent Directors”) of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting the Independent Directors attend. Independent Directors receive a meeting fee of $175 for each board and committee meeting they attend. However, Independent Directors receive an additional $100 for attending the Annual Meeting. The Chair of each Committee receives $275 per meeting. The Financial Expert receives an annual fee of $1,000. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all Directors’ fees were paid by the Adviser. The full Board of Directors met four times and the Independent Directors met four times during the year ended December 31, 2021. In addition, the Audit Committee met twice and the Governance & Nominating Committee met once during the year ended December 31, 2021. There were no “special” meetings.

Nominated Directors, as a group, beneficially owned 91,282.202 shares or 5.35% of the outstanding shares of the Fund on the Record Date. This includes shares beneficially owned by spouses or joint accounts with spouses, also the Director’s custodian or trust accounts for their minors. In addition to the Directors, the Adviser, whose principal shareholder is The Agnes Gibs Revocable Trust dated 11/15/17, (Agnes Gibs is the Trustee) is the owner of 3.02% of the outstanding shares of the Fund. Dollar range shareholdings of directors in the Fund, as of the Record Date, are shown in the following table. The following categories are used for the dollar ranges: over $100,000 is A; $50,001-$100,000 is B; $25,001-$50,000 is C; $10,001-$25,000 is D; $1-$10,000 is E.

The information for the nominated directors, concerning their age and occupation for the past 5 years, have been furnished to the Fund by the nominees. Nominees, who are “interested persons” of the Fund, as defined by the Investment Company Act of 1940, are indicated by an asterisk (“ * ”).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Interested Directors
Jeffrey M. Gibs* (6) Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 55 Holding Range: A	President, Portfolio Manager, Chief Compliance Officer and Director	Annually since 2018	President and Portfolio Manager since 2016 (Titled Co-Portfolio Manager 2016 to 2021) and CCO since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He had worked as a consultant to the Fund since 1989. Jeffrey is President of Volumetric Advisers, Inc. He was previously employed by US Bank and AIS (acquired by US Bank) as Vice President of hedge fund accounting and operations (2005 to 2015).	1	None
Irene J. Zawitkowski* (6) Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 69 Holding Range: A	Chair, CEO, Portfolio Manager and Director	Annually since 1978	CEO and Portfolio Manager since 2016 (Titled Senior Portfolio Manager 2016 to 2021) and Chair since 2018. Ms. Zawitkowski was President and Portfolio Co-manager from 2003 to 2016 and Executive Vice President of the Fund from inception of the Fund to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers, Inc.	1	None
Independent Directors
Josef Haupl 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age: 77 Holding Range: A	Director (1)	Annually since 2004	Engineering Consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, PhD. 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age 43 Holding Range: C	Director (3)	Annually since 2012	Professor of Economics, Anisfield School of Business at Ramapo College of New Jersey, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age 53 Holding Range: D	Director (3)	Annually since 2017	Proprietor of Neil T. O’Sullivan, CPA since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants (“CPA”), since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 shareholdercomments @volumetric.com Age: 80 Holding Range: A	Director (1)(4)	Annually since 1996	Stephen Samitt, CPA, LLC since 2008. Previously Principal, Briggs Bunting & Dougherty, LLP, a full service public accounting firm, since 1997. He was elected by the Board as the Fund’s Financial Expert.	1	None
Allan A. Samuels Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age: 83 Holding Range: B	Director (2) (5)	Annually since 2007	CEO and President of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 1,000 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations.	1	None
Raymond W. Sheridan Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age: 71 Holding Range: A	Director (1)	Annually since 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services. Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005.	1	None

Stacey S. Yanosy c/o Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 bod@volumetric.com Age: 53 Holding Range: E	Director	Annually since 2022	Member Development Officer at Affinity Federal Credit Union since 2019, Previously, she was a Banker at People’s United Bank (2017 to 2019) and Branch Manager at Palisades Federal Credit Union (2009 to 2017).	1	N/A

(1) Member of the Governance & Nominating Committee.; (2) Chairman of the Governance & Nominating Committee.; (3) Member of the Audit Committee.; (4) Chairman of the Audit Committee. (5) Lead Independent Director. (6) Interested Director is an employee and owner of Volumetric Advisers Inc..

** The address of each director is c/o Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965.

Information About the Director Nominees

Jeffrey M. Gibs.  Mr. Gibs has served as Director of the Fund since 2018.  Mr. Gibs also serves as President, Co-Portfolio Manager and Chief Compliance Officer of the Fund and is President and a control person of the Adviser.  Mr. Gibs has also previously served in a variety of other roles for the Fund, including as Executive Vice President, Vice President, and as a consultant. Mr. Gibs began his investment industry career in 1988 at Chase Manhattan Bank (now J.P. Morgan Chase) in global custody for the U.S. Private Banking Division.  Mr. Gibs also worked at US Bank and AIS (acquired by US Bank) as a Vice President of Hedge Fund Accounting and Operations. He attended Monmouth University, where he earned a B.S. degree in Business with concentration in Computer Systems.  Mr. Gibs’ extensive experience in the investment industry, including as an employee of the Adviser, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Irene J. Zawitkowski.  Ms. Zawitkowski has served as a Director/Officer of the Fund since 1978.  Additionally, she is the CEO, Portfolio Manager and Chair of the Board of Directors for the Fund. Ms. Zawitkowski has served in various capacities since the Fund’s inception, including as President, Co-Portfolio Manager and Executive Vice President. Ms. Zawitkowski is Executive Vice President and a control person of the Adviser. Prior to her tenure with the Adviser and the Fund, Ms. Zawitkowski was an accounting supervisor for Lonza, Inc. She has a B.S. degree in Accounting and received an MBA degree in Finance from Fairleigh Dickinson University in 1978. Ms. Zawitkowski’s experience in finance and portfolio management, including as an original employee of the Adviser, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Josef Haupl. Mr. Haupl has served as a Director of the Fund since 2004. He has worked as an Engineering Consultant in the chemical industry since 2002. Previously, Mr. Haupl was the Director of Technology for Lurgi PSI, an engineering and construction services company for the chemical industry. Mr. Haupl has participated on the Board since 2004 and has significant knowledge of the Fund and Adviser. He earned his MBA, at Fairleigh Dickinson University, in 1997, and an Engineering Diploma (FH) at the State Engineering College in Aalen, Germany (1988).

Alexandre M. Olbrecht.  Mr. Olbrecht has served as a Director of the Fund since 2012 and is the Audit Committee Vice-Financial Expert.  He is a Professor of Economics at Ramapo College of New Jersey, a position he has held since 2005. He is also the Executive Director of the Eastern Economic Association, a not-for-profit corporation whose object is to promote educational and scholarly exchange on economic affairs. Mr. Olbrecht has a B.S. from Lehigh University and a M.A. and Ph.D., from State University of New York at Binghamton. Mr. Olbrecht’s experience in finance and economics, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Cornelius O’Sullivan.  Mr. O’Sullivan has served as a Director of the Fund since 2017.  He is the proprietor for the public accounting firm of Neil T. O’Sullivan, a position he has held since 2009. Previously, Mr. O’Sullivan was a partner at the public accounting firm of Cherian, O’Sullivan & Tatapudy, LLP, and began his career as an accountant for Ernst & Young, LLP..  Mr. O’Sullivan received his B.S. in accounting from Manhattan College in 1990 and has been a licensed CPA since 1996. Mr. O’Sullivan’s knowledge and experience as a certified public accountant (“CPA”) brings unique tax and financial expertise to the Board.

Stephen J. Samitt.  Mr. Samitt has served as a Director of the Fund since 1996 and is Chair of the Audit Committee.  Mr. Samitt is a principal at the accounting and tax firm of Stephen Samitt, CPA, LLC, a position he has held since 2008. Previously he was a principal at the public accounting firm of Briggs Bunting & Dougherty, LLP and a Partner at the full-service accounting firm of Tait, Weller & Baker. His knowledge and experience as a CPA brings unique tax and financial expertise to the Board and is designated the Fund’s financial expert.

Allan A. Samuels.  Mr. Samuels has served as a Director of the Fund since 2007 and is Chair of the Governance & Nominating Committee.  He is the President and CEO of Rockland Business Association, a non-profit organization that consists of approximately 1,000 businesses in Rockland County, NY, geared towards the advancement of its members through public relations, seminars, networking and legislation. He has significant board member experience as a director for several non-profit and business organizations. Mr. Samuels’s experience in growing businesses and as a community leader, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Raymond W. Sheridan.  Mr. Sheridan has served as a Director of the Fund since 1995.  He is the President of Raymond Sheridan Financial, Inc., an insurance and financial services firm. Previously, Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005. Mr. Sheridan’s experience in financial services and his knowledge and understanding about the Fund and the Adviser, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders. He graduated with a Business Administration Degree from Pace University in 1973.

Stacey S. Yanosy.  Ms. Yanosy is the Member Development Officer at Affinity Federal Credit Union, a position she has held since 2019, Previously, she was a Banker at People’s United Bank (2017 to 2019) and the Branch Manager at Palisades Federal Credit Union (2009 to 2017). Ms. Yanosy brings over 20 years of finance and banking industry experience to the Funds Board.  Ms. Yanosy serves on the board for a non-profit organization that supports local businesses in Nanuet NY.  She received her B.A. in economics from Penn State University. Ms. Yanosy’s experience in financial services and banking, adds depth and understanding to the Board’s consideration of the Director's obligations to the Fund and shareholders.

Board Committees.

The Board has an Audit Committee and a Governance & Nominating Committee, each consisting entirely of Independent Directors.

The Audit Committee includes three Independent Directors: (i) Stephen Samitt (Chair and the Audit Committee’s Financial Expert), (ii) Alexandre Olbrecht, (Audit Committee’ Vice-Financial Expert) and (iii) Cornelius O’Sullivan. The Audit Committee is primarily responsible for recommending the selection of the independent registered public accounting firm to the Board; receiving, reviewing, and keeping the Board informed about the shareholder reports, including the annual shareholder report; and such other matters that may warrant attention.

The Governance & Nominating Committee includes four Independent Directors: (i) Allan Samuels (Chair), (ii) Josef Haupl, (iii) Stephen Samitt and (iv) Raymond Sheridan. The Governance & Nominating Committee is primarily responsible for the oversight of the Board of Directors and making Director nominations to the Board.

2.INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Volumetric Fund, Inc.’s Board of Directors who are not “interested persons” have unanimously appointed BBD, LLP, 1835 Market Street, Philadelphia, PA 19103, as its independent registered public accounting firm for the fiscal year ending December 31, 2022. BBD, LLP has no direct or indirect interest in the Fund other than as its independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. Representatives of BBD, LLP may not be in attendance at the Meeting, but will be available, as necessary, to answer questions from shareholders present at the Meeting.

Fees of Independent Registered Public Accountants

The following table presents the fees for professional services rendered by BBD, LLP for the fiscal years ended December 31, 2020, and December 31, 2021.

Fee Category	2020 Fees	2021 Fees
Audit fees	$ 18,500	$ 16,500
Audit-related fees	0	0
Tax fees	2,000	2,000
All other fees	0	0
Total fees	$ 20,500	$ 18,500

Audit-related fees are out-of-pocket costs incurred by BBD, LLP in connection with the performance of the audit. Tax fees are fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice and tax planning. The Board of Directors does not consider the provision of the services described above by BBD, LLP to be incompatible with the maintenance of the firm’s independence.

The Board of Directors pre-approves all audit and permissible non-audit services rendered to the Fund. Pre-approval by the Board of Directors of the services provided under the categories reported above was not waived under provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than full-time permanent employees of BBD, LLP.

No non-audit fees were billed by BBD, LLP for services rendered to the Fund. The Fund does not retain the services of an outside investment adviser and has not retained such services during the last two fiscal years. As a result, the Board of Directors has not been required to consider whether non-audit services were rendered to such an investment adviser or any entity controlling, controlled by or under common control with such investment adviser.

3.APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONTRACT

The Fund is currently managed by Volumetric Advisers, Inc. (the “Adviser”) pursuant to an interim investment advisory agreement between the Adviser and Volumetric Fund, Inc. (the “Fund”) (the "Interim Investment Advisory Agreement").  The Board of Directors, at its December 1, 2021 meeting, and following a change of control at the Adviser, approved the Interim Investment Advisory Agreement between the Fund and the Adviser, and a proposed new investment advisory agreement (the “Proposed Investment Advisory Agreement”), subject to shareholder approval.  The Interim Investment Advisory Agreement will remain in effect for up to 150 days, or the date that the Proposed Investment Advisory Agreement is approved by the Fund’s shareholders.  The Adviser is responsible for management of the Fund's portfolio and assuring that investments are made according to the Fund's investment objective, policies and restrictions.

Prior to the Board of Director’s approval of the Interim Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the Adviser served as the Fund’s investment adviser pursuant to an investment advisory agreement that was approved by the Board of Directors, the latest renewal of which became effective on September 28, 2021 (the “Prior Investment Advisory Agreement”).  Due the death of a controlling person of the Adviser, Gabriel Gibs. The Agnes Gibs Revocable Trust dated 11/15/17 has become a controlling person of the Adviser. Agnes Gibs is the trustee of The Agnes Gibs Revocable Trust dated 11/15/17 and surviving wife of Gabriel Gibs. As a result of the change of control of the Adviser, shareholders are being asked to approve the Proposed Investment Advisory Agreement between the Adviser and the Fund.  The Proposed Investment Advisory Agreement was approved by the Board of Directors on December 1, 2021 and the material terms of the Proposed Investment Advisory Agreement, including the investment advisory fee rates paid by the Fund or the services provided, remain the same as the Interim Investment Advisory Agreement and the Prior Investment Advisory Agreement.  Refer to Exhibit A for a copy of the Proposed Investment Advisory Agreement.

For the fiscal year ended December 31, 2021, the Adviser earned $771,533 in advisory fees under the Prior Investment Advisory Agreement. Under the terms of the Prior Advisory Agreement and Investment Advisory Agreement, the Adviser is entitled to receive a daily management fee calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The daily management fee is determined by multiplying the Fund’s net assets by the appropriate rate, currently 1.89%, and dividing the resulting number by the number of calendar days of the year. The management fee is paid to the Adviser monthly. The Adviser and any affiliated persons of the Adviser did not receive any other material payment from the Fund, during the last fiscal year. The Adviser is not entitled to any other fees under this agreement.

As specified by section 15(a)(2) of the Act, this contract shall continue in effect for a period no more than two years from the date of its execution and thereafter it may be renewed for successive periods of one year, so long as such renewal is approved at least annually by the Board of Directors, including a majority of those Directors who are not affiliated with, or have an interest in the Adviser (the “Independent Directors”) or by vote of a majority of the outstanding voting securities. However, this contract may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the majority of the outstanding voting securities of the Fund on no less than sixty days written notice to the Adviser. The contract is automatically terminated in the event of “assignment” by the Adviser, or any event that constitutes a change of control of the Adviser, as set forth under the Investment Advisers Act of 1940, as amended or Section 15 of the Investment Company Act of 1940, as amended.

Information Concerning Volumetric Advisers Inc (the “Adviser”)

The Adviser is New York based corporation located at 87 Violet Drive, Pearl River, New York 10965. The names and principal occupations of the principal executive officers, directors, and general partners of the Adviser as of the date of this Proxy Statement are set forth below.  In addition to management of the Fund, the Adviser offers personalized financial advisory services to individuals and businesses. The address of each is c/o Volumetric Advisers Inc., 87 Violet Drive, Pearl River, New York 10965.

Name and Address*	Principal Occupation
Agnes Gibs	Officer, Controlling Person
Jeffrey Gibs	Officer, Chief Compliance Officer
Irene J. Zawitkowski	Officer

   * Volumetric Advisers Inc., 87 Violet Drive, Pearl River, New York 10965.

Evaluation by the Board of Directors

The Board evaluated the terms of the Proposed Investment Advisory Agreement, subject to shareholder approval, and considered whether the Proposed Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board noted that the Proposed Investment Advisory Agreement is materially the same and the fees are the same as the Prior Investment Advisory Agreement. The Board was presented with Section 15(c) information by the Adviser. The Board was provided information related to the SEC Section 15(c) Rule and the Gartenberg factors, which includes the suitability of the Adviser and the fees that the Fund incurs.

The Board requested and evaluated all information that the Directors deemed reasonably necessary under the circumstances in connection with the approval of the Proposed Investment Advisory Agreement.   The Director approvals were based on a consideration of all the information provided to the Directors, and not as the result of any single factor. Some of the factors that figured particularly in the deliberations are described below, although individual Directors may have evaluated this information differently, ascribing different weights to various factors.

The following factors were presented and discussed with the directors:

• The investment performance of the Fund and the investment adviser;

The Board reviewed the investment performance of the Fund. On a regular basis, the Adviser provides the Board information regarding the performance of the Fund and discusses the factors contributing to the performance. Due to the unique tactical investment allocation approach of the Fund, the Fund uses both the S&P 500 Index and the FTSE 3-Month Treasury Bill Index as its benchmarks. While it is difficult to compare the Fund directly with a peer group, the Board believes the performance meets their expectation, based upon the objectives of the Fund.

The Board concluded that the Adviser continued to effectively manage the portfolio in accordance with its fundamental investment strategy, as outlined in the Prospectus.

• The nature, extent and quality of the services provided by the investment adviser to the Fund;

The Board considered the nature, quality of the services to be provided by the Adviser to the Fund. The Board considered the overall reputation and capabilities of the Adviser, its investment allocation and stock selection approach, decision-making processes, the fact that the Adviser has managed the Fund since inception, its established relationship with shareholders, its commitment to provide quality investment advisory and other services to the Fund. When evaluating the services of the Adviser, the Board made comparisons to comparable actively managed equity funds, generally and not to a specific fund or company.

With respect to investment advisory services, the Board considered the professional experience of the personnel at the Adviser who have performed investment research and managed the portfolio’s investments. The Adviser would continue to provide all administrative, accounting, compliance and other services required by the Fund, including overseeing and coordinating the activities of third-party service providers.

The Board considered the Fund’s compliance program established pursuant to Rule 38a-1 under the 1940 Act. The Board, on a regular basis, receives and reviews information from the Fund’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance program. It was noted, there are no compliance or legal issues.

The Board then considered the Adviser’s financial condition. The Board believes the Adviser has the financial resources to fulfill its obligations under the new advisory agreement.

• The fees and cost of services to be provided;

The Board concluded that the fees paid were reasonable relative to actively managed equity funds of with similar assets. The Board reviewed the fees and expense ratio under the Proposed Investment Advisory Agreement. It was noted that the fees under the Proposed Investment Advisory Agreement remained the same and the overall expense ratio was not expected to differ materially. The Board observed that Adviser does not receive any special benefit or services, such as soft dollars, from third parties that service the Fund.

The Board noted that the management fee paid to the Adviser may be a little higher than industry average for an actively managed equity fund; however, the Board considered the Adviser’s explanation that most other comparable funds incur other charges directly to the fund, which is different from the Fund. Instead, the Adviser pays all expenses of the Fund. These unitary fees include: salaries of personnel, services of specific third parties, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, its Board of Directors, custodian fees, federal registration fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Board noted that the Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees.

• The extent to which economies of scale will be realized as the Fund grows and the benefit to shareholders; and

The Board recognized that one method to help ensure that shareholders share in economies of scale is to include breakpoints in a fund’s advisory fee schedule. The new advisory agreement has breakpoints that provide for a reduction of the advisory fee as assets increase. These breakpoints are the same as the previous advisory agreement.

After reviewing these and other related factors, the Board concluded that the proposed fee arrangements, including the fee breakpoints, would continue to provide appropriate sharing of economies of scale between Fund shareholders and the Adviser.

• The profits to be realized by the Adviser from the relationship with the Fund;

The Board also considered the cost of the services to be provided and the Adviser’s expected profitability from its relationship with the Fund. The Board reviewed the Adviser’s financial information regarding the Fund.

It was noted that the Adviser would provide directly or through third parties all of the services necessary for the Fund’s operations and that the advisory fees paid to the Adviser reflects these obligations. The Board recognized that the Adviser is entitled to earn a reasonable level of profit for the services it provides to the Fund and the entrepreneurial risk that it assumes as the investment adviser. The Board concluded the fees charged by the Adviser were reasonable and in line with actively managed equity funds of comparable size; since the Fund has a unique unitary fee structure.

4.OTHER MATTERS

OPERATION OF THE FUND

Volumetric Fund, Inc., a New York corporation, is registered with the Securities and Exchange Commission ("SEC") as an open-end diversified mutual fund. The Fund was incorporated under the laws of the State of New York on July 25 1986, and has been open to the general public since September 3, 1987.  The Fund's principal office is located at 87 Violet Drive, Pearl River, New York 10965, and its phone number is (845)-623-7637.  The Board of Directors supervises the business activities of the Fund. The Fund retains various organizations to perform specialized services. The Fund retains Volumetric Advisers, Inc.  located at 87 Violet Drive, Pearl River, New York 10965, as the investment adviser to the Fund.  Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the principal distributor and underwriter for the Fund. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves in the capacity as transfer agent, fund accountant and dividend paying agent for the Fund.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the Fund.  There are no controlling person as of the Record Date, that own or control more than 25% of the shares outstanding of the Fund.

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Fund as of the Record Date.

Name and Address	% Ownership	Type of Ownership
Interactive Brokers LLC 2 Pickwick Plaza, Greenwich, CT 06830 M. Moshier 87 Violet Driver, Pearl River, NY 10965	6.67% 8.53%	Record Record

Management ownership, as of the Record Date, includes directors and their immediate family members, such as their spouses and minors, beneficially owned 173,451.107 shares or 10.17% of the outstanding shares of the Fund. Due to the death of Gabriel Gibs, a controlling person of the Adviser, the Agnes Gibs Revocable Trust dated 11/15/17, inherited Mr. Gibs’ controlling interest in the Adviser and as a result, the Agnes Gibs Revocable Trust dated 11/15/17 became a controlling person of the Adviser. Agnes Gibs is the trustee of The Agnes Gibs Revocable Trust dated 11/15/17 and surviving wife of Gabriel Gibs. This transaction constitutes a change of control of the Adviser.

FINANCIAL STATEMENTS

The Financial Statements of the Fund are not set forth in the proxy statement, since they were included in the Annual Report of the Fund for fiscal year ended December 31, 2021, which has been mailed to all shareholders. The cost of preparing, assembling and mailing this proxy statement will be paid by the Adviser. A free copy of the Fund’s Annual Report will be provided by contacting the Fund by: mail Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965; calling 800-541-3863; visit our website: www.volumetric.com or sending an email request to: info@volumetric.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON EACH PROPOSAL. The Board of Directors knows of no other matter to be brought before this Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment in such matters.

Shareholders may submit questions to be addressed at the Meeting. Any question should be written on the indicated section of the Proxy Election Ballot Form and returned to Proxy Tabulator, PO Box 8035, Cary NC 27512-9916.

www.proxypush.com/VOLMX

Dear Shareholder,

Volumetric Fund, Inc. will hold its Annual Meeting of Shareholders on April 28, 2022 at 11:00 a.m. Eastern Time virtually at 888-220-8451, Meeting ID 2539086.

Vote online by clicking on the following link:

http://www.proxypush.com/VOLMX

Your Voting Control Number is: XXXXXXXXXXXX

Your vote is important. Please vote today!

Thank you.

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

PO BOX 8035, CARY, NC 27512

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET: www.proxypush.com/VOLMX
- Cast your vote online.
- Have your Proxy Card ready.
- Follow the simple instructions to record your vote.

PHONE: 1-866-460-4704
- Use any touch-tone telephone, 24 hours a day, 7 days a week.
- Have your Proxy Card ready.
- Follow the simple recorded instructions.

MAIL
- Mark, sign and date your Proxy Card.
- Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

ATTEND THE VIRTUAL MEETING
- **Tollfree Phone: 1-888-220-8451 Meeting ID 2539086**
- Preregistration is required and must be indicated on the reverse side of this ballot.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

⇩ Please fold here—Do not separate ⇩

VOLUMETRIC FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS – APRIL 28, 2022

The undersigned shareholder hereby appoints Jeffrey Gibs and Irene L. Zawitkowski as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Shareholders of the Volumetric Fund, Inc. ("Fund"), to be held on Thursday, April 28, 2022 at 11:00 a.m., Eastern Time, via teleconference (the "Meeting") and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PX-VOLMX v2

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Volumetric Fund, Inc. to be held on April 28, 2022:

The Proxy Statement for this Meeting and the accompanying Notice of Annual Meeting of Shareholders and the form of proxy card are available at www.proxypush.com/VOLMX

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

Nominees:

	FOR	WITHHOLD
(01) Jeffrey M. Gibs	☐	☐
(02) Irene J. Zawitkowski	☐	☐
(03) Josef Haupl	☐	☐
(04) Alexander M. Olbrecht, Dr.	☐	☐
(05) Cornelius O'Sullivan	☐	☐
(06) Stephen J. Samitt	☐	☐
(07) Allan A. Samuels	☐	☐
(08) Raymond W. Sheridan	☐	☐
(09) Stacey S. Yanosy	☐	☐

Please check the box to the right if attending the virtual meeting via the conference call. ☐

Questions for the Annual Meeting

____

____

____

____

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PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

PX-VOLMX v2